CNG NONEMPLOYEE DIRECTORS' FEE PLAN
                         ------------------------------------



          1.   Purpose
               -------

               The CNG NONEMPLOYEE DIRECTORS' FEE PLAN (the "Plan") of Connecticut Natural Gas Corporation (the "Company") is established to attract and retain as members of the Company's Board of Directors persons who are not full-time employees of the Company or any of its subsidiaries but whose business experience and judgment can make a valuable management contribution to the Company and its subsidiaries. This document amends and restates, effective October 1, 1996, the Plan which was originally adopted effective January 1, 1976.

          2.   Directors Covered
               -----------------

               As used in the Plan, the term "Director" means any person who was elected to the Board of Directors of the Company and who is not a full-time employee of the Company or any of its subsidiaries.

          3.   Deferral of Fees
               ----------------

               (a) Any Director of the Company, by giving notice to the Secretary of the Company, may elect to defer all or a portion of the payment of the annual retainer and meeting fees which he will earn subsequent to the date on which such notice is given. Such election may be revoked by the Director giving written notice to the Secretary as to retainer and meeting fees earned subsequent to such revocation. A Director who makes such an election to defer hereunder shall sometimes be referred to as a "Participant" hereunder.

               (b) All fees deferred pursuant to the Plan shall earn interest at a rate equal to such rates of return on common equity as the Company is authorized from time to time to earn by the Connecticut Department of Public Utility Control (DPUC), commencing January 1, 1982.
                    Such interest shall be compounded quarterly. The rate of interest to be accrued hereunder shall be adjusted on the first day of the month next following the date on which any rates newly approved by the DPUC become fully effective. For the purpose of calculating such interest, current year fees shall be considered earned as of the last day of the calendar quarter in which the services were performed. If a Director elects a form





                    of payment other than a lump sum, interest shall continue to be credited to the unpaid balance for the duration of the payment period. For purposes of the Plan, the term "deferred fees" shall include any such interest credited thereon. Fees so accounted for under this Paragraph 3(b) shall be referred to as "Account A" of this Plan.

               (c) Effective September 29, 1995, the Company has established the CNG Nonemployee Directors' Fee Plan Trust Agreement. The intent of the Company is to transfer assets to the Trustee of said Trust over a period of time in amounts sufficient to equal the amount of benefits payable under the Plan.
                    Accordingly, effective September 29, 1995, an "Account B" shall be established for each Participant under the Plan. Account B shall include any portions of a Participant's Plan balance, from that point forward, for which contributions have been made to the Trust and have been invested in accordance with the Trust Agreement. Amounts contributed to the Trust and accounted for under Account B shall include fees deferred subsequent to the effective date above; contributions previously deemed made to Account A that are periodically transferred from the Account A balance; and earnings deemed to have been credited to Account A that are periodically transferred from the Account A balance. This approach shall continue until the Trust is equal in value to the amount of benefits payable under the Plan, at which point all Plan balances will be accounted for under Account B. A rate of return shall be credited to Account B based on the rate of return on assets invested in the Trust. An accounting shall be maintained of each Participant's Plan balances allocated to Account A and Account B. Notwithstanding the foregoing, the Company shall have no obligation to make any contribution to the Trust.
                    In the event and to the extent that a contribution is not made for such amounts, then the provisions of subparagraph (b) hereof, relating to returns on investments, shall apply until such time as such contributions are made. Furthermore, any contributions shall be subject to the terms of said Trust Agreement.

               (d) Effective October 1, 1996, a Director shall have the right to, but shall not be required to, indicate to the Trustee of the Trust Agreement the preference of the Director with respect to the investment of amounts allocated to Account B as well as future contributions thereto. The Trustee may invest such amounts in accordance with the preferences expressed by the Director. In the event no such indication is given,

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                    the Trustee shall nevertheless continue to invest such
                    amounts allocated to Account B and future contributions thereto on behalf of the Director. The investment options available to a Director shall include only those investment options as are available to participants in the CNG Employee Savings Plan from time to time, including CNG Common Stock. All expressions of investment preference by a Director shall be in increments of 5%. Furthermore, the rules relating to the frequency of changes to the investment of Account B and future contributions thereto shall pattern those applicable under the CNG Employee Savings Plan from time to time. Currently, such changes are allowed once per calendar quarter.

          4.   Payment of Deferred Fees
               ------------------------

               (a) At the time of the election by a Director to defer all or a portion of the fees and retainer earned for the first year for which this Plan is in effect (1976) or, if later, the time of the first election by a Director to defer all or a portion of the fees and retainer hereunder, a Director by written notice to the Secretary shall make an election specifying the terms and conditions of the payment of the deferred fees. Unless the Company, in its sole discretion, decides to commence payment in a different manner, a Director's deferred fees earned pursuant to the Plan shall be paid in accordance with the Director's aforesaid written election as to the terms and conditions.

               (b) Effective September 29, 1995, except for lump sum distributions, installment payments from the Plan shall be made quarterly, and recorded on the last day of the quarter after earnings are credited. Thus, in the case of a distribution to be made over ten years for example, installment payments shall be made as follows:
                    1/40 of the participant's balance the first quarter, 1/39 in the second, 1/38 in the third, and so forth. Such payments shall first be made out of Account A to the extent there is a balance, and then from Account B.

               (c)  A Director whose Account B is invested in whole or in part in CNG Common Stock under the Trust Agreement at the time for distribution shall receive the proportionate amount thereof in CNG Common Stock unless the Director elects to receive such amount in cash.





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          5.   Miscellaneous
               -------------

               (a) Each Director or former Director entitled to payment of deferred fees hereunder from time to time may name any person or persons (including, without limitation, individuals, estates, trusts, corporations and other legal entities), who may be named contingently or successively, to whom any deferred Directors' fees earned by him and payable to him are to be paid in case of his death before he receives any or all of such deferred Directors' fees. The person or persons to whom any deceased Director's or former Director's deferred Directors' fees are payable under this paragraph will be referred to as his "beneficiary". Each designation will revoke all prior designations by the same Director or former Director, shall be in form prescribed by the Company, and will be effective only when filed by the Director or former Director in writing with the Secretary of the Company during his lifetime. If a Director or former Director dies prior to the time for the commencement of benefits, or after commencement thereof but prior to completion thereof, then any remaining payments, together with interest accrued thereon, shall be made to his beneficiary as soon as practicable thereafter in a lump sum. If a deceased Director or former Director shall have failed to name a beneficiary in a manner provided above, or if the beneficiary named by a deceased Director or former Director dies before him or before payment of all the Director's or former Director's deferred Director's fees, and no secondary beneficiary has been designated or is then alive, the Company shall direct payment in a single sum of any remaining deferred Director's fees to the Director's or former Director's spouse, if then living; otherwise to the Director's or former Director's living issue, per stirpes; and in the further event that no such issue are then living, then to the legal representative or representatives of the estate of the Director or former Director.

               (b) Establishment of the Plan and coverage thereunder of any person shall not be construed to confer any right on the part of such person to be nominated for reelection to the Board of Directors of the Company, or to be reelected to the Board of Directors.

               (c) Payment of deferred Directors' fees will be made only to the person entitled thereto in accordance with the terms of the Plan, and deferred Directors' fees are not in any way subject to the debts or other obligations of persons entitled thereto, and are not subject in any

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                    manner to anticipation, alienation, sale, transfer,
                    assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Director or the Director's beneficiary. When a person entitled to a payment under the Plan is under legal disability or, in the Company's opinion, is in any way incapacitated so as to be unable to manage his financial affairs, the Company may direct that payment be made to such person's legal representative, or to a relative or friend of such person for his benefit. Any payment made in accordance with the preceding sentence shall be in complete discharge of the Company's obligation to make such payment under the Plan.

               (d) Any action required or permitted to be taken by the Company under the terms of the Plan shall be by affirmative vote of a majority of the members of the Board of Directors then in office.

               (e) The Company shall maintain such records of fees deferred and income (or loss) credited (or charged) thereto, including records of fees deferred for different periods of time and income (or loss) credited (or charged) thereto, as it shall deem necessary or appropriate in order to accomplish the general purposes of the Plan.

               (f) The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Connecticut, except as such laws may be superseded by any federal law.

               (g) All payments hereunder shall be paid in cash, or in CNG Common Stock to the extent provided for in subparagraph
                    (c) of Paragraph 4, and may be made either directly by the Company or from the Trust referred to in Paragraph
                    3. A Director shall have no right, title or interest whatever in and to any investments which the Company may make to aid it in meeting its obligations hereunder and shall have no right, title or interest in any assets of the Trust referred to in Paragraph 3. The Plan shall be considered to be unfunded. To the extent that a Director or beneficiary acquires a right to receive payments hereunder, such right shall be that of a general unsecured creditor of the Company. The Plan constitutes a mere promise by the Company to pay benefits in the future.

               (h) The provisions of Paragraphs 3(c), 3(d), 4(b) and 4(c) shall not apply to past participants who have already commenced the receipt of payouts under the Plan.


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               6.   Amendments and Discontinuance
                    -----------------------------

               While the Company expects to continue the Plan, it does hereby reserve the right to amend or discontinue the Plan at any time; provided, however, that any amendment or discontinuance of the Plan shall be prospective in operation only and shall not affect the payment of any deferred Directors' fees theretofore earned by any Directors, or the conditions under which any such fees are to be paid or forfeited under the Plan, unless the Director affected shall expressly consent thereto.









































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                         CNG NONEMPLOYEE DIRECTORS' FEE PLAN
                         ------------------------------------


               Attached hereto is an amendment and restatement of the CNG

          Nonemployee Directors' Fee Plan, which has been adopted by the

          Board of Directors of CNG at its meeting held on July 23, 1996.

          The undersigned, being a CNG Director who is participating in the

          Plan, hereby declares that he has been informed of the changes which have been made to the Plan in the amendment and

          restatement, and hereby expressly consents to the amendment and restatement thereto and the changes made therein.

               Dated at                    , Connecticut this       day of
                             , 1996.


                                        _________________________________
                                        Name of Director


          _________________________     _________________________________
          Witness                       Signature of Director



                         CNG NONEMPLOYEE DIRECTORS' FEE PLAN

                               ELECTION TO PARTICIPATE
                               ------------------------

          I hereby elect to participate in the Connecticut Natural Gas Corporation Nonemployee Directors' Fee Plan and defer payment of _____ percent of the annual retainer and meeting fees earned by me in _______ and subsequent calendar years. Such deferred retainer and meeting fees will be paid to me as indicated below. I understand that I will be permitted to discontinue the Plan by revoking this election and any fees earned after such revocation will not be deferred.

          _________________________
          Signature

          ____________________
          Date

                                   PAYMENT OPTIONS
                                   ---------------

          Please indicate time and manner of payment.

          1.   When receipt of deferred Directors' fees shall commence:

               _____ A.  Age sixty       _____ C.  Any other age (Describe)

               _____ B.  Age sixty-five  _____ D.  Upon termination of
                                                    being a Director

          2.   How payment shall be received:

               _____ A.  One lump sum

               _____ B.  Payments over ten years

               _____ C.  Any other manner (Describe)

          3. Please indicate the beneficiaries to received deferred fees and interest in the event of death prior to receipt of all or any part of the deferred fees (beneficiary designation may be revoked at any time by change form signed and filed with CNG prior to death):

          ____________________________, primary beneficiary

          ____________________________  relationship

          ____________________________, secondary beneficiary

          _____________________________ relationship

          _____________________________      _____________________
          Signature                                  Date





                         CNG NONEMPLOYEE DIRECTORS' FEE PLAN
                                CHANGE OF BENEFICIARY


               I hereby revoke any prior designation of beneficiary and

          choose the following beneficiaries to receive deferred fees and interest in the event of death prior to the receipt of all or any part of the deferred fees under the CNG Nonemployee Directors'

          Fee Plan.  I understand that this form must be signed by me and filed with CNG prior to my death in order to be effective.  I reserve the right to revoke this designation of beneficiary by change form signed and filed with CNG prior to my death.


          ____________________________, primary beneficiary

          ____________________________  relationship

          ____________________________, secondary beneficiary

          _____________________________ relationship


          _____________________________
          Signature

          __________________
          Date















                         CNG NONEMPLOYEE DIRECTORS' FEE PLAN